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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 28, 2004


                          ONE VOICE TECHNOLOGIES, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)


          Nevada                      0-27589                    95-4714338
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)


              6333 Greenwich Drive, Suite 240, San Diego, CA 92122
              ----------------------------------------------------
              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (858) 552-4466

                                   Copies to:
                             Darrin M. Ocasio, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On October 28, 2004, we entered into a Subscription Agreement with Alpha Capital Aktiengesellschaft, Stonestreet Limited Partnership, Ellis International Ltd., and Momona Capital Corp. (the "Investors") pursuant to which the Investors purchased an aggregate principal amount of $1,490,000 in 7% convertible promissory notes, and 23,650,797 Class A and Class B share purchase warrants representing 100 Class A and Class B warrants issued for each 100 shares which would be issued on each closing date assuming full conversion of the convertible notes issued on each such closing date. The aforementioned securities were issued to the Investors by us pursuant to Rule 506 of Regulation D as promulgated under the Securities Act of 1933, as amended (the "Act"), and/or Section 4(2) of the Act.

         $596,000 of the purchase price was paid to us by the Investors on the initial closing date and $894,000 of the purchase price is payable within 5 business days after the actual effectiveness of a registration statement covering shares of our common stock issuable upon conversion of the notes and exercise of the warrants. The second closing is expressly contingent upon:

         o The truth and accuracy, as of the second closing date, of the representations and warranties which we made pursuant to the Subscription Agreement;
         o Our continued compliance with our covenants as set forth in the Subscription Agreement;
         o The non-occurrence of any event of default pursuant to the convertible notes or other default of our obligations an undertakings contained in the Subscription Agreement; and
         o Our delivery of the convertible notes and Class A and Class B share purchase warrants which we are required to issue on or prior to the second closing date.

         The convertible notes bear simple interest at 7% per annum payable upon each conversion, January 1, 2005 and semi-annually thereafter and mature 3 years after the date of issuance.

         Each Investor shall have the right to convert the convertible notes after the date of issuance and at any time, until paid in full, at the election of the Investor into fully paid and nonassessable shares of our common stock. The conversion price per share shall be the lower of (i) $.074 or (ii) 80% of the average of the three lowest closing bid prices for our common stock for the 30 trading days prior to, but not including, the conversion date as reported by Bloomberg, L.P. on any principal market or exchange where our common stock is listed or traded. The conversion price is adjustable in the event of any stock split or reverse stock split, stock dividend, reclassification of common stock, recapitalization, merger or consolidation. In addition, the conversion price of the convertible notes will be adjusted in the event that we spin off or otherwise divest ourselves of a material part of our business or operations or dispose all or a portion of our assets.

         Within 21 days after the initial closing date, we will file a registration statement with the Securities and Exchange Commission and cause such registration statement to be declared effective within 90 days after the initial closing date covering the shares of our common stock issuable upon conversion of the notes and exercise of the warrants. We will not register less than such number of shares that is equal to 150% of the shares issuable upon conversion of the notes and exercise of the warrants. In addition, we are obligated to amend or immediately file an additional registration statement as necessary to allow for the public resale of all of our common stock by the Investors.

         If a registration statement is not declared effective within the timeframe specified above, we are obligated to pay a penalty of one percent (1%) for the first thirty days or part thereof of the pendency of such non-registration event and two percent (2%) for each thirty (30) days or part thereof, thereafter of the purchase price of the convertible notes remaining unconverted and purchase price of shares issued upon conversion of the convertible notes owned of record by such Investor.

         We issued an aggregate of 23,650,797 Class A and Class B warrants to the Investors, representing 100 Class A and Class B warrants issued for each 100 shares which would be issued on each closing date assuming full conversion of the convertible notes issued on each such closing date. The warrants are exercisable until five years from the initial closing date at an exercise price of $0.07 per share. The exercise price of the warrants will be adjusted in the event of any stock split or reverse stock split, stock dividend, reclassification of common stock, recapitalization, merger or consolidation. In addition, the exercise price of the warrants will be adjusted in the event that we spin off or otherwise divest ourselves of a material part of our business or operations or dispose all or a portion of our assets.


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ITEM 2.03  CREATION OF A DIRECT FINANCIAL OBLIGATION.

         See Item 1.01 above.

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES.

         See Item 1.01 above.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                  Not applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION.

                  Not applicable.

         (c)      EXHIBITS.


EXHIBIT
NUMBER                                   DESCRIPTION
--------          --------------------------------------------------------------

4.1 Subscription Agreement, dated October 28, 2004, by and among One Voice Technologies, Inc., Alpha Capital
                  Aktiengesellschaft, Stonestreet Limited Partnership, Ellis International Ltd., and Momona Capital Corp.

4.2 Fund Escrow Agreement, dated October 28, 2004, by and among One Voice Technologies, Inc., Alpha Capital
                  Aktiengesellschaft, Stonestreet Limited Partnership, Ellis International Ltd., Momona Capital Corp., and Grushko & Mittman, P.C.

4.3 Form of Convertible Note issued to Alpha Capital Aktiengesellschaft, Stonestreet Limited Partnership, Ellis International Ltd., and Momona Capital Corp.

4.4 Form of Class A Share Purchase Warrant issued to Alpha Capital Aktiengesellschaft, Stonestreet Limited Partnership, Ellis International Ltd., and Momona Capital Corp.

4.5 Form of Class B Share Purchase Warrant issued to Alpha Capital Aktiengesellschaft, Stonestreet Limited Partnership, Ellis International Ltd., and Momona Capital Corp.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   ONE VOICE TECHNOLOGIES, INC.


Date: November 10, 2004                            /s/ Dean Weber
                                                   ----------------------------
                                                   Dean Weber
                                                   President and CEO


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